UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☒ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to 240.14a-12

S&W SEED COMPANY
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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PRELIMINARY PROXY STATEMENT, SUBJECT TO COMPLETION

S&W Seed Company
106 K Street, Suite 300
Sacramento, CA 95814

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON                                 , 2018

                , 2018

To the stockholders of S&W Seed Company:

You are cordially invited to attend the Special Meeting of Stockholders (the "Special Meeting") of S&W Seed Company, a Nevada corporation (the "Company"). The Special Meeting will be held on                                 , 2018, at 10:00 am local time, at the offices of Cooley LLP, located at 4401 Eastgate Mall, San Diego, CA 92121 for the following purposes, as more fully described in the accompanying proxy statement (the "Proxy Statement"):

(1) To approve the issuance of Common Stock upon the conversion of a newly designated Series A Convertible Preferred Stock in connection with a financing transaction; and

(2) To transact other business that may properly come before the Special Meeting and any postponement(s) or adjournment(s) thereof.

Pursuant to the Amended and Restated Bylaws of the Company, as amended, the Board of Directors of the Company has fixed the close of business on                                 , 2018 as the record date (the "Record Date") for determining the stockholders entitled to notice and to vote at the Special Meeting and any adjournment thereof.

In accordance with rules and regulations adopted by the U.S. Securities and Exchange Commission (the "SEC"), we have elected to provide our beneficial owners and stockholders of record access to our proxy materials over the Internet. Beneficial owners are stockholders whose shares are held in the name of a broker, bank or other agent (i.e., in "street name"). Accordingly, a Notice of Internet Availability of Proxy Materials (the "Notice") will be mailed on or about                                 , 2018 to our beneficial owners and stockholders of record who owned our Common Stock at the close of business on                                 , 2018. Beneficial owners and stockholders of record will have the ability to access the proxy materials on a website referred to in the Notice or request a printed set of the proxy materials be sent to them by following the instructions in the Notice. Beneficial owners and stockholders of record who have previously requested to receive paper copies of our proxy materials will receive paper copies of the proxy materials instead of a Notice.

BY ORDER OF THE BOARD OF DIRECTORS ___________________ Chairman of the Board

You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the proxy mailed to you, or vote over the telephone or the internet as instructed in these materials, as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) has been provided for your convenience. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

S&W Seed Company
106 K Street, Suite 300
Sacramento, CA 95814

PROXY STATEMENT
FOR
THE SPECIAL MEETING OF STOCKHOLDERS

                , 2018

The enclosed proxy is solicited by the Board of Directors ("Board of Directors") of S&W Seed Company (the "Company" or "S&W"), in connection with the Special Meeting of Stockholders (the "Special Meeting") of the Company, to be held on                 , 2018, at 10:00 am local time, at 4401 Eastgate Mall, San Diego, CA 92121.

At the Special Meeting, you will be asked to consider and vote upon the following matters:

(1)	To approve the issuance of Common Stock upon the conversion of a newly designated Series A Convertible Preferred Stock in connection with a financing transaction; and

(2)	To transact other business that may properly come before the Special Meeting and any postponement(s) or adjournment(s) thereof.

The Board of Directors has fixed the close of business on                                 , 2018 as the record date (the "Record Date") for determining the stockholders entitled to notice of and to vote at the Special Meeting and any adjournment thereof.

In accordance with rules and regulations adopted by the U.S. Securities and Exchange Commission (the "SEC"), we have elected to provide our beneficial owners and stockholders of record access to our proxy materials over the Internet. Beneficial owners are stockholders whose shares are held in the name of a broker, bank or other agent (i.e., in "street name"). Accordingly, a Notice of Internet Availability of Proxy Materials (the "Notice") will be mailed on or about                                 , 2018 to our beneficial owners and stockholders of record who owned our Common Stock at the close of business on                                                , 2018. Beneficial owners and stockholders of record will have the ability to access the proxy materials on a website referred to in the Notice or request a printed set of the proxy materials be sent to them by following the instructions in the Notice. Beneficial owners and stockholders of record who have previously requested to receive paper copies of our proxy materials will receive paper copies of the proxy materials instead of a Notice.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING TO BE HELD ON                                 , 2018: THE NOTICE, PROXY STATEMENT, PROXY CARD AND THE ANNUAL REPORT ARE AVAILABLE AT WWW.SWSEEDCO.COM, INVESTOR RELATIONS SECTION.

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why did I receive in the mail a Notice of Internet Availability of Proxy Materials instead of a full set of Proxy Materials?

We are pleased to take advantage of the SEC rule that allows companies to furnish their proxy materials over the Internet. Accordingly, we have sent to our beneficial owners and stockholders of record a Notice of Internet Availability of Proxy Materials. Instructions on how to access the proxy materials over the Internet or to request a paper copy may be found in the Notice. Our stockholders may request to receive proxy materials in printed form by mail or electronically on an ongoing basis. A stockholder's election to receive proxy materials by mail or electronically by email will remain in effect until the stockholder terminates its election.

We intend to mail the Notice on or about                 , 2018 to all stockholders of record entitled to vote at the Special Meeting.

How do I attend the Special Meeting?

The meeting will be held on                                 , 2018 at 10:00 am local time at the offices of Cooley LLP, located at 4401 Eastgate Mall, San Diego, CA 92121. Directions to the Special Meeting may be found at www.swseedco.com. Information on how to vote in person at the Special Meeting is discussed below.

Who can vote at the Special Meeting?

Only stockholders of record at the close of business on                                                , 2018 will be entitled to vote at the Special Meeting. On this record date, there were                                 shares of Common Stock outstanding and entitled to vote.

Stockholders of Record: Shares Registered in Your Name

If on                                 , 2018 your shares were registered directly in your name with the Company's transfer agent, Transfer Online, Inc., then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on                                 , 2018 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in "street name" and the Notice is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

There is one matter scheduled for a vote:

  To approve the issuance of Common Stock upon the conversion of a newly designated Series A Convertible Preferred Stock in connection with a financing transaction.

What if another matter is properly brought before the Special Meeting?

The Board of Directors knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

Who may attend the Special Meeting?

Record holders and beneficial owners may attend the Special Meeting.  If your shares are held in street name, you will need to bring a copy of a brokerage statement or other documentation reflecting your stock ownership as of the Record Date.

How do I vote?

You may vote "For" or "Against" the proposal, or abstain from voting.

The procedures for voting are fairly simple:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the Special Meeting, vote by proxy over the telephone, vote by proxy through the internet or vote by proxy using a proxy card that you may request or that we may elect to deliver at a later time. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person even if you have already voted by proxy.

  To vote in person, come to the Special Meeting and we will give you a ballot when you arrive.

  To vote over the telephone, call the toll free number found in the Notice and following the recorded instructions and the instructions found in the Notice.

  To vote through the internet, visit www.proxyvote.com and following the instructions provided in the Notice.

  To vote using the proxy card, simply complete, sign and date the proxy card that may be delivered and return it promptly in the envelope provided. If you return your signed proxy card to us before the Special Meeting, we will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a Notice containing voting instructions from that organization rather than from the Company. Simply follow the voting instructions in the Notice to ensure that your vote is counted. To vote in person at the Special Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of Common Stock you own as of                                 , 2018.

What happens if I do not vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record and do not vote by completing your proxy card, by telephone, through the internet or in person at the Special Meeting, your shares will not be voted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner and do not instruct your broker, bank, or other agent how to vote your shares, the broker or nominee may not vote your shares for the proposal without your instructions, because the proposal is deemed to be a "non-routine" matter under applicable rules.

What if I return a proxy card or otherwise vote but do not make specific choices?

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted "For" the proposal to approve the issuance of Common Stock in connection with the financing transaction. If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one Notice?

If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the Notices to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Stockholder of Record: Shares Registered in Your Name

Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

  You may submit another properly completed proxy card with a later date.

  You may send a timely written notice that you are revoking your proxy to the Secretary, c/o S&W Seed Company, 106 K Street, Suite 300, Sacramento, CA 95814.

  You may attend the Special Meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

Your most current proxy card or telephone or internet proxy is the one that is counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count, for the proposal to approve the issuance of Common Stock in connection with the financing transaction, votes "For," "Against," abstentions and broker non-votes.

What are "broker non-votes"?

As discussed above, when a beneficial owner of shares held in "street name" does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed to be "non-routine," the broker or nominee cannot vote the shares. These unvoted shares are counted as "broker non-votes."

How many votes are needed for the proposal to pass?

To pass, the proposal to approve the issuance of Common Stock in connection with the financing transaction must receive a "For" vote from a majority of the shares present and entitled to vote either in person or by proxy. If you "Abstain" from voting on the proposal, it will have the same effect as an "Against" vote. Broker non-votes will have no effect on the proposal. For clarity, pursuant to The Nasdaq Capital Market LLC ("Nasdaq") listing rules, shares issued to MFP Partners, L.P. in the Initial Closing (as defined below) are not entitled to vote on the proposal. However, should any other business come properly before the Special Meeting, the shares issued to MFP Partners, L.P. in the Initial Closing will be entitled to vote on any such business.

What constitutes a quorum?

To carry on business at the Special Meeting, we must have a quorum.  A quorum is present when a majority of the shares entitled to vote, as of the Record Date, are represented in person or by proxy. Thus, holders representing at least                                 votes must be represented in person or by proxy to have a quorum.  Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Special Meeting.  Abstentions and broker non-votes will be counted towards the quorum requirement.  Shares owned by us are not considered outstanding or considered to be present at the Special Meeting.  If there is not a quorum at the Special Meeting, our stockholders may adjourn the meeting.

I share an address with another stockholder, and we received only one paper copy of the proxy materials. How can I obtain an additional copy of the proxy materials?

S&W has adopted an SEC-approved procedure called "householding." Under this procedure, S&W may deliver a single copy of the Notice and, if applicable, this Proxy Statement to multiple stockholders who share the same address unless S&W has received contrary instructions from one or more of the stockholders. This procedure reduces the environmental impact of S&W's annual meetings and reduces S&W's printing and mailing costs. Stockholders who participate in householding will continue to receive separate proxy cards. Upon written or oral request, S&W will deliver promptly a separate copy of the Notice and, if applicable, this Proxy Statement and the Annual Report to any stockholder at a shared address to which S&W delivered a single copy of any of these documents. To receive, free of charge, a separate copy of the Notice and, if applicable, this Proxy Statement or the Annual Report, or separate copies of any future notice, Proxy Statement or annual report, stockholders may write or call Lytham Partners LLC, S&W's Investor Relations firm, at the following:

Robert Blum, Joe Diaz, Joe Dorame
Lytham Partners LLC
3800 North Central Avenue, Suite 750
Phoenix, AZ 85012
(602) 889-9700
sanw@lythampartners.com

If you are receiving more than one copy of the proxy materials at a single address and would like to participate in householding, please contact Lytham Partners using the contact information above. Stockholders who hold shares in "street name" may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.

Where are S&W's principal executive offices located and what is S&W's main telephone number?

S&W's principal executive offices are located at 106 K Street, Suite 300, Sacramento, California 95814. S&W's main telephone number is (559) 884- 2535.

How can I find out the results of the voting at the Special Meeting?

Preliminary voting results will be announced at the Special Meeting. Final voting results will be published in a Current Report on Form 8-K, which we will file within four business days of the meeting.

PROPOSAL 1:
ISSUANCE OF COMMON STOCK UPON CONVERSION OF
NEWLY DESIGNATED SERIES A CONVERTIBLE PREFERRED STOCK
IN CONNECTION WITH A FINANCING TRANSACTION

Background

A summary of the transactions and the related agreements in connection with this proposal are summarized below. Copies of the related agreements have been filed as (i) Exhibit 10.1 to our Current Report on Form 8-K, filed with the SEC on September 6, 2018 (the "September 8-K"), (ii) Exhibit 10.2 to the September 8-K, (iii) Exhibit 10.3 to the September 8-K, (iv) Exhibit 2.8 to our Annual Report on Form 10-K, filed with the SEC on September 20, 2018 (the "Form 10-K") and (v) Exhibit 2.9 to the Form 10-K. You are encouraged to review the full text of the foregoing agreements.

The Chromatin Acquisition

On September 5, 2018, we entered into an Asset Purchase Agreement (the "Asset Purchase Agreement") with Novo Advisors (f/k/a Turnaround Advisory Group Inc.), solely in its capacity as the receiver for, and on behalf of, Chromatin, Inc., a Delaware corporation (together with certain of its subsidiaries and affiliates in receivership, "Chromatin") (the "Receiver"), in a receivership action pending in the United States District Court for the Northern District of Illinois (the "Court"). Pursuant to the Asset Purchase Agreement, we agreed to purchase substantially all of Chromatin's assets (the "Purchased Assets") and to assume certain contracts (the "Assigned Contracts") and limited specified liabilities of Chromatin (the "Chromatin Acquisition").

Pursuant to sale procedures approved by the Court, other parties had an opportunity to submit a competing bid by September 7, 2018 and, if a qualified competing bid was submitted, an auction would be held on September 13, 2018. At an auction held on September 13, 2018, we were designated the highest bidder, with a winning bid of $26.5 million. In connection with our winning bid, on September 14, 2018, we entered into an updated Asset Purchase Agreement (the "Second Asset Purchase Agreement") with the Receiver to reflect the updated terms and conditions under which we agreed to complete the Chromatin Acquisition, including the purchase price of $26.5 million. On September 23, 2018, the Court entered a sale order (the "Sale Order") approving the Chromatin Acquisition.

Pursuant to the terms of the Second Asset Purchase Agreement, the Chromatin Acquisition remains contingent upon, among other things, (a) the Sale Order becoming a final order, (b) the written consent of CIBC Bank USA (f/k/a The PrivateBank and Trust Company), and all other holders of any lien or other security interest in any of the Purchased Assets, to the sale and transfer of the Purchased Assets to us, and (c) the Receiver obtaining executed written consents to the assignment to us of the Assigned Contracts from the counterparties thereto, including a waiver and release of any termination or other contract rights based upon or related to Chromatin having been placed in receivership or the financial condition or insolvency of Chromatin.

The Private Placement

On September 5, 2018, we also entered into a Securities Purchase Agreement (the "Securities Purchase Agreement") with MFP Partners, L.P. ("MFP"), pursuant to which we agreed to sell and issue to MFP 1,607,717 shares of our Common Stock (the "Common Shares") at a purchase price of $3.11 per share at an initial closing (the "Initial Closing") and, subject to the satisfaction of certain conditions, 7,235 shares of a newly designated Series A Convertible Preferred Stock ("Preferred Shares") at a purchase price of $3,110 per share at a second closing (the "Second Closing" and together with the Initial Closing, the "Financing"). The consummation of the Second Closing is contingent upon, among other things, the Court's entry of the Sale Order and the other conditions to the closing of the Chromatin Acquisition having been satisfied or reasonably expected to be satisfied. The Securities Purchase Agreement may be terminated prior to the completion of the Second Closing if the Chromatin Acquisition has not been completed by October 31, 2018.

The Initial Closing was completed on September 5, 2018, and the completion of the Second Closing is expected to occur on or before October 31, 2018.

Pursuant to the Securities Purchase Agreement, we agreed to use our reasonable best efforts, promptly following the Court's entry of the Sale Order, to solicit the approval of our stockholders for the issuance of all shares of Common Stock otherwise issuable upon the conversion of the Preferred Shares (the "Requisite Approval") at a special meeting of stockholders, and at each annual meeting of stockholders thereafter, if necessary, until the Requisite Approval is obtained.

The Preferred Shares will carry no voting rights and will be automatically converted into shares of Common Stock at the rate of 1,000 shares of Common Stock per Preferred Share upon our receipt of the Requisite Approval.

We are seeking stockholder approval to issue the shares of Common Stock issuable upon the conversion of the Preferred Shares (the "Conversion Shares Issuance"). If the stockholder approval of the Conversion Shares Issuance is obtained at the Special Meeting, the Preferred Shares will immediately be converted into shares of Common Stock at the rate of 1,000 shares of Common Stock per Preferred Share. A holder of the Preferred Shares is entitled to receive any dividend declared and paid to holders of our Common Stock as if the Preferred Shares had been converted into Common Stock. In addition, a holder of the Preferred Shares is entitled to a liquidation preference equal to the greater of the issuance price of the Preferred Shares and the payment such holder would have received had the Preferred Shares been converted into shares of Common Stock immediately prior to such liquidation event.

THIS PROXY STATEMENT IS NEITHER AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY ANY OF OUR SECURITIES. THE SECURITIES REFERRED TO IN THIS PROXY STATEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED OR SOLD ABSENT SUCH REGISTRATION UNDER THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREOF.

None of the securities issuable pursuant to Securities Purchase Agreement have been registered under the Securities Act or any state securities laws. The Company has relied on the exemption from the registration requirements of the Securities Act by virtue of Section 4(a)(2) thereof and Rule 506 of Regulation D thereunder. In connection with MFP's execution of the Securities Purchase Agreement, MFP represented to the Company that it is an "accredited investor" as defined in Regulation D of the Securities Act and that the securities to be acquired by it will be acquired solely for its own account and for investment purposes and not with a view to the future sale or distribution.

Voting Rights Agreement

Concurrently with the execution and delivery of the Securities Purchase Agreement, we, MFP and certain shareholders of the Company (the "Shareholders") representing a majority of our outstanding Common Stock entered into a Voting Agreement (the "Voting Agreement"), pursuant to which each Shareholder agreed to vote all of its shares of Common Stock (other than, with respect to MFP, the Common Shares issued at the Initial Closing) in favor of the Requisite Approval. The Voting Agreement limits the ability of each Shareholder to sell or otherwise transfer the shares of Common Stock it beneficially owns prior to the termination of the Voting Agreement. The Voting Agreement terminates upon the earliest of earlier to occur of (i) the receipt of the Requisite Approval, (ii) the termination of the Securities Purchase Agreement in accordance with its terms, and (iii) August 31, 2019.

Registration Rights

Concurrently with the execution and delivery of the Securities Purchase Agreement, we entered into a Registration Rights Agreement (the "Registration Rights Agreement") with MFP. Pursuant to the Registration Rights Agreement, we agreed to (i) file a registration statement with the SEC within 75 days of the date on which the Preferred Shares are first issued to MFP, covering the resale by MFP of the Common Shares and the shares of Common Stock issuable upon conversion of the Preferred Shares, (ii) cause such registration statement to become effective as soon as practicable following the filing thereof and (iii) take all other actions as may be necessary to keep such registration statement continuously effective during the timeframes set forth in the Registration Rights Agreement.

Interests of Certain Persons in the Transactions

One of our directors, Alexander C. Matina, is Vice President of Investments of the general partner of MFP.

Board of Directors Recommendation

The Board of Directors believes the approval of this Proposal 1 by our stockholders is in the best interests of the Company and our stockholders. First and most critically, the proceeds from the Second Closing are necessary for the completion of the Chromatin Acquisition, which the Board of Directors believes significantly enhances the Company's ability to execute on its various strategic initiatives. The Board of Directors also believes that permitting MFP to purchase the Preferred Shares in the Second Closing (which are convertible into voting shares of Common Stock), would be in the best interests of the Company's other stockholders because it would further align MFP's interests with the interests of our other stockholders and the success of the Company.

Reason for Stockholder Approval

Our Common Stock is listed on The Nasdaq Capital Market, and, as such, we are subject to the Nasdaq Marketplace Rules, including Nasdaq Listing Rule 5635. As discussed in more detail below, we are required under Nasdaq Listing Rules 5635(a) and 5635(d) to seek stockholder approval of the Conversion Shares Issuance.

Nasdaq Listing Rule 5635(a) requires stockholder approval prior to the issuance of common stock (or securities convertible into or exercisable for common stock) in connection with the acquisition of the stock or assets of another company if such securities are not issued in a public offering for cash and (i) have, or will have, voting power equal to or in excess of 20% of the voting power outstanding before the issuance of such common stock (or securities convertible into or exercisable for common stock); or (ii) the number of shares of common stock to be issued is, or will be, equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of common stock or securities. If the Conversion Shares Issuance is completed, the total number of shares of our Common Stock sold in the Financing will (x) constitute more than 20% of the voting power outstanding prior to such issuance and (y) exceed 20% of the total number of shares of our Common Stock issued and outstanding prior to such issuance. The Nasdaq Stock Market LLC ("Nasdaq") may deem the Financing to have been completed in connection with the Chromatin Acquisition and, as such, stockholder approval pursuant to Nasdaq Listing Rule 5635(a) is required prior to the Conversion Shares Issuance.

Furthermore, Nasdaq Listing Rule 5635(d) requires stockholder approval prior to the sale, issuance or potential issuance by the issuer of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock, in connection with a transaction other than a public offering. If the Conversion Shares Issuance is completed, the total number of shares of our Common Stock issued in connection with the Financing will exceed 20% of the total number of shares of our Common Stock issued and outstanding on the date the Securities Purchase Agreement was executed. If the Conversion Shares Issuance is completed, the shares of Common Stock issued upon conversion of the Preferred Shares will be issued at a price per share that is less than the book value of our common stock. As such, stockholder approval pursuant to Nasdaq Listing Rule 5635(d) is required prior to the Conversion Shares Issuance.

  Use of Proceeds

A portion of the net proceeds received from the Initial Closing has been used in connection with the Chromatin Acquisition and for working capital purposes, and we anticipate that the remaining net proceeds from the Initial Closing and the net proceeds from the Second Closing will be used to complete the Chromatin Acquisition and for working capital purposes. As of the date of this solicitation, we cannot specify with certainty all of the particular uses of the proceeds. Accordingly, we will retain broad discretion over the use of such proceeds. Pending the application of the net proceeds, we may invest the proceeds in marketable securities and short-term investments.

Overall Effect of the Proposal

If approved, this Proposal 1 would result in an increase of 7,235,000 shares in the number of shares of our Common Stock outstanding, and, as a result, current stockholders who are not participating in the Financing would own a smaller percentage of our outstanding Common Stock and, accordingly, a smaller percentage interest in the voting power, liquidation value and book value of our Common Stock. The sale or resale of any of our Common Stock issued pursuant to the Financing could cause the market price of our Common Stock to decline.

This approval would not limit our ability to engage in a public offering, as defined by Nasdaq, or to issue or sell a number of shares of our Common Stock (including shares issuable upon conversion or exercise of convertible debt, warrants or other securities exercisable for or convertible into our Common Stock) that is less than 20% of the outstanding shares on terms that might or might not be similar to those in this Proposal 1.

Consequences if Stockholder Approval is Not Obtained

If we do not obtain the Requisite Approval at the Special Meeting, we are obligated to continue to solicit the approval our stockholders until we obtain the Requisite Approval, including at any subsequent annual meeting of stockholders. In addition, if we do not obtain the Requisite Approval, the Preferred Shares will remain outstanding and retain their liquidation preference.

Vote Required

For purposes of the Nevada Revised Statutes, the affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy on the matter is necessary to approve this Proposal 1. In addition, for purposes of the Nasdaq Listing Rules, the minimum vote that will constitute shareholder approval is a majority of the total votes cast at the Special Meeting. For clarity, pursuant to Nasdaq Listing Rules, shares issued to MFP in the Initial Closing are not entitled to vote on this Proposal 1.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 1.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of our Common Stock as of September 28, 2018 by:

  each person known to us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

  each of our named executive officers and our current directors; and

  all of our executive officers and directors as a group.

Except as otherwise indicated below, the address of each beneficial owner listed in the table is c/o S&W Seed Company, 106 K Street, Suite 300, Sacramento, CA 95814.

We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws.

Applicable percentage ownership is based on 25,956,252 shares of common stock outstanding on September 28, 2018. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed as outstanding shares of common stock subject to options held by that person that are currently exercisable or exercisable within 60 days of September 28, 2018 (November 27, 2018). We did not deem these exercisable shares outstanding, however, for the purpose of computing the percentage ownership of any other person. The applicable footnotes are an integral part of the table and should be carefully read in order to understand the actual ownership of our securities, particularly by the 5% stockholders listed in the table.

			Number of Shares
			Subject to Options,
			RSUs and Warrants		Total Shares
	Number of Shares		Exercisable		Beneficially Owned
Name of Beneficial Owners	Beneficially Held		by November 27, 2018		Number		Percent

5% Stockholders
MFP Partners, L.P. (1)	8,710,017		200,000		8,910,017	(2)	34.3
Wynnefield Capital Management	4,222,308		-		4,222,308		16.3
LLC and Related Entities (3)

Directors and Named Executive Officers
David A. Fischhoff, Ph.D.	5,447		5,447	(4)	10,894		*
Mark J. Harvey	234,925	(5)	14,000	(6)	248,925		1.0
Consuelo E. Madere	-		-		-		*
Alexander C. Matina	6,316		19,816	(7)	26,132		*
Charles B. Seidler	63,105		29,842	(8)	92,947		*
Robert D. Straus	-		-		-		*
Grover T. Wickersham	240,200	(9)	29,763	(10)	269,963		1.0
Alan Willits	-		-		-		*
Mark W. Wong	90,745		93,423	(11)	184,168		*
Matthew K. Szot	74,031		132,789	(12)	206,820		*
Dennis C. Jury	246,505	(13)	54,806	(14)	301,311		1.2

All executive officers, directors	961,274		379,886		1,341,160	(15)	5.2
as a group (12 persons)

*        Represents less than 1%.

  Based solely upon a Schedule 13D/A filed with the SEC on September 7, 2018 by MFP Investors LLC. MFP Investors LLC is the general partner of MFP Partners, L.P. ("MFP"). Michael F. Price is the managing partner of MFP and the managing member and controlling person of MFP Investors, LLC. The address for MFP is 667 Madison Avenue, 25th Floor, New York, NY 10065. Alexander C. Matina, a member of our Board of Directors, is Vice President, Investments of MFP.

  Includes 200,000 shares issuable upon exercise of warrants. The warrants are exercisable only to the extent that, upon such exercise, MFP will not own shares in excess of 19.99% of the total number of shares outstanding immediately after giving effect to the exercise, unless MFP gives notice that it desires to increase the applicable beneficial ownership limit. The total in this table does not take into account this limitation. Therefore, the actual number of shares of common stock currently beneficially owned by MFP, after giving effect to the blocker, is less than the number reported in the table. The information set forth is based on the information provided by MFP's Schedule 13D/A filed with the SEC on September 7, 2018. Alexander C. Matina, a member of our Board of Directors, is Vice President of Investments for MFP.

  Based solely upon a Schedule 13D/A filed with the SEC on December 29, 2017 by Wynnefield Partners Small Cap Value, L.P. The address for Wynnefield Capital Management, LLC and related entities is 450 Seventh Avenue, Suite 509, New York, NY 10123. Of the shares indicated, 1,353,574 shares are beneficially owned by Wynnefield Partners Small Cap Value, L.P. ("Partners"), 2,159,285 shares are beneficially owned by Wynnefield Partners Small Cap Value, L.P. I ("Partners I"), 580,214 shares are beneficially owned by Wynnefield Small Cap Value Offshore Fund, Ltd. (the "Fund") and 129,235 shares are beneficially owned by Wynnefield Capital, Inc. Profit Sharing Plan. Wynnefield Capital Management, LLC has an indirect beneficial interest in the shares held by Partners and Partners I. Wynnefield Capital, Inc. has an indirect beneficial interest in the shares held by the Fund. Nelson Obus may be deemed to hold an indirect beneficial interest in the shares held by Partners, Partners I and the Fund because he is the co-managing member of Wynnefield Capital Management, LLC and a principal executive officer of Wynnefield Capital, Inc. (the investment manager of the Fund). Joshua Landes may be deemed to hold an indirect beneficial interest in the shares held by Partners, Partners I and the Fund because he is the co-managing member of Wynnefield Capital Management, LLC and a principal executive officer of Wynnefield Capital, Inc. (the investment manager of the Fund). Mr. Obus and Mr. Landes both disclaim any beneficial ownership of the shares of common stock reported in this Proxy Statement.

  Includes 5,447 shares issuable upon exercise of options.

  Includes (i) 22,829 shares owned directly by Mr. Harvey; and (ii) 212,096 shares held in a retirement fund directed by Mr. Harvey and as to which he is a beneficiary.

  Includes 14,000 shares issuable upon exercise of options.

  Includes 19,816 shares issuable upon exercise of options.

  Includes 29,842 shares issuable upon exercise of options.

  Includes (i) 216,477 shares held directly by Mr. Wickersham and (ii) 23,723 shares owed by a corporation of which Mr. Wickersham is the majority stockholder, and an officer and director. Mr. Wickersham disclaims beneficial ownership of the shares held indirectly, except to the extent of his pecuniary interest.

  Includes 29,763 shares issuable upon exercise of options.

  Includes (i) 81,965 shares issuable upon exercise of options and (ii) 11,458 shares issuable upon settlement of RSUs.

  Includes (i) 123,165 shares issuable upon exercise of options and (ii) 9,624 shares issuable upon settlement of RSUs.

  Includes (i) 5,667 shares owned directly by Mr. Jury; and (ii) 240,838 shares owned by a retirement fund directed by Mr. Jury and as to which he is a beneficiary.

  Includes (i) 52,145 shares issuable upon exercise of options and (ii) 2,661 shares issuable upon settlement of RSUs.

  Consists of shares beneficially owned by our executive officers and directors and includes, in addition to the options, warrants and RSU shares in the table for our Named Executive Officers and directors, an additional 3,904 shares issuable upon exercise of vested options and 3,333 shares issuable upon settlement of RSUs that will vest by November 27, 2018 that are held by one executive officer who is not individually named in the table.

OTHER BUSINESS

As of the date of this proxy statement, the management of the Company has no knowledge of any business that may be presented for consideration at the Special Meeting, other than that described above. As to other business, if any, that may properly come before the Special Meeting, or any adjournment thereof, it is intended that the proxy hereby solicited will be voted in respect of such business in accordance with the best judgment of the proxy holders.

BY ORDER OF THE BOARD OF DIRECTORS Chairman of the Board , 2018

S&W SEED COMPANY
REVOCABLE PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON                                 , 2018

The undersigned stockholder of S&W Seed Company (the "Company") hereby appoints each of Mark W. Wong and Matthew K. Szot as its attorneys, agents and proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote as the undersigned has designated, all the shares of Common Stock of the Company held by the undersigned at the special meeting of stockholders of the Company (the "Special Meeting") to be held at the offices of Cooley LLP, located at 4401 Eastgate Mall, San Diego, CA 92121, at 10:00 a.m., local time on                                 , 2018 and at any and all postponements or adjournments thereof, with all powers that the undersigned would possess if personally present, on the following matters and in accordance with the following instructions, with discretionary authority as to any other business that may properly come before the meeting.

The Board of Directors recommends a vote "FOR" the proposal listed below.
Proposal 1.	Approval of the Issuance of Common Stock Upon the Conversion of Newly Designated Series A Convertible Preferred Stock in Connection with a Financing Transaction
☐ FOR	☐ AGAINST	☐ ABSTAIN

THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSAL 1, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT, AND IN THE DISCRETION OF THE PROXY HOLDERS UPON ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

The undersigned hereby ratifies and confirms all that said attorneys and proxies, or any of them, or their substitutes, shall lawfully do or cause to be done because of this proxy. The undersigned acknowledges receipt of the Notice of Special Meeting and the Proxy Statement which accompanies such notice.

DATED: __________, 2018	(Name)

(Signature)

(Signature, if held jointly)

Sign exactly as name(s) appear(s) on stock certificate(s). If stock is held jointly, each holder must sign. If signing is by attorney, executor, administrator, trustee or guardian, give full title as such. A corporation or partnership must sign by an authorized officer or general partner, respectively.

PLEASE SIGN, DATE AND RETURN THIS PROXY IN THE ENVELOPE PROVIDED.

You may also submit your proxy via the Internet by going to www.transferonline.com/proxy and following the instructions provided therein.